Roth Capital

New York Conference

September 8, 2005


INSTITUTE
RESTAURANT - SUSHI BAR
HARU

Safe harbor statement

This presentation contains various "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our expectations or beliefs concerning future events, including unit growth, future capital expenditures, and other operating information. A number of factors could, either individually or in combination, cause actual results to differ materially from those included in the forward-looking statements, including changes in consumer preferences, fluctuations in commodity prices, availability of employees, changes in the economy, trend cycles in the industry, and in consumer disposable income, competition, availability of locations, weather conditions in areas in which we and our franchisees operate, acceptance of our concepts, changes in governmental laws and regulations, ability to complete construction and obtain governmental permits on a reasonably timely basis and other factors that we cannot presently foresee.

Our Active concepts

- ***Benihana of Tokyo***, the original, venerable teppanyaki restaurant
- ***Haru***, an upscale, urban-centric sushi chain located in Manhattan
- ***RA Sushi Bar***, a chain of vibrant and hip sushi restaurants

Scale

- Revenues - $227 Million (TTM)
- 72 total restaurant units operating under four Japanese concepts
- Franchises 21 Benihana teppanyaki restaurants
- Market Capitalization - $200 Million
- Enterprise value - $200 Million

Locations



1
9
1
18
1
1
3
3
3
5
3
3
1
1
3
1
2
1
6
1
3
1
1
9
8

BENIHANA

Corporate history

- 1964 - First Benihana opens in Manhattan
- 1983 - IPO of Common shares
- 1987 - 2,000,000 share Class A offering
- 1995 - Acquired 17 teppan units from Benihana of Tokyo
- 1997 - Acquisition of Rudy's Restaurant Group
- 1999 - Completed Haru acquisition
- 2001 - 1,000,000 share Class A secondary offering
- 2002 - Completed RA Sushi acquisition

Corporate history

Unit Growth



75
70
65
60
55
50
45
40
35
30
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Units

Benihana

- Venerable & Durable
- Family friendly
- Theater cooking
- Medium-priced

About Benihana

- Concept began over 41 years ago by the founder, Rocky Aoki
- Total TTM sales - $180 Million, representing 80% of total consolidated business
- 56 owned and 21 franchised teppanyaki restaurants
- Durable concept enduring down economic cycles for 40 years - Positioned for the long haul
- Continuing popularity - Comp sales Q1-'06 was 8.5%
- Family friendly, mid-priced, value rich
- Average volume $3.2 Million - restaurant volumes range from $1.6 Million to $6.3 Million
- FYE 2006 Q1 average check/customer size $24.38

Benihana
Design Initiative
Purposes

- Improve ROI
- Improve customer's experience
- Add value
- Emphasize Benihana's natural theater presentation

Benihana

Design Initiative

Designers were directed to:

- Reduce building cost and size (inside 7,000 sq. ft.)
- Create an adjacency strategy to maximize efficiencies between BOH and FOH
- Create stage backdrop behind each table to emphasize the chef as performer
- Create a variety of dining options
- Divide dining room into zones
- Increase privacy between tables
- Create memorable visual to convey the brand stories
- Create a modular design that could adapt to renovations

Benihana

Prototype elevation


BENIHANA

Benihana

Table presentation



Benihana

Sushi Bar



Benihana

Prototype Layout


BOH

Benihana

Design Initiative

Prototype Concept



Benihana History
Energy
Sushi
Power
"Chikara Room"
Brand Focal
Spirit
(Brand Message)
Future Expansion
Approach Gardens

About Haru

Benihana's Higher-priced, Sophisticated Concept

- Acquired as a two unit chain in December 1999, five units built since then
- Haru is an upscale, urbane, sophisticated chain suitable only in major Urban centers
- Six units located in Manhattan and a seventh, in Philadelphia, added at the beginning of July
- Total TTM volume $24 Million
  - 11% of consolidated volume; average unit volume $4.4 Million
- FYE 2006 Q1 average check for in-store dining $28.63
- Large take-out/delivery component; around 40% of sales

®

Haru

Contemporary

Japanese fusion

Sake

Large portions



About RA Sushi

Benihana's Concept Suitable for Rapid Expansion and Superior Returns

- Acquired December 2002
- Eight units located in Metro Phoenix, San Diego, Las Vegas, Tucson and Chicago in strip and life-style mall locations
- Concept for possible rapid development; suitable for smaller and middle markets suburban settings
- Total TTM sales of $19.5 Million
  - 9% of total business; average annual volume $2.3 Million
- Alcohol a major component of the business; 33%
- FYE 2006 Q1 average check $20.11

®
Restaurant

RA Sushi



Youth oriented

Edgy

Vibrant

Hip



Growth objectives

- Build two new Benihana of Tokyo units annually
- Expand Haru in major urban centers - one to two units annually
- Build four to six new RA Sushi restaurants annually, accelerate growth for ’07 and ’08
- Annual comp sales increases of 4-5% for foreseeable future
- Renovate 20+ older units to new prototype design

Unit level economics

Benihana teppan restaurants

- Benihana typically acquires land through long-term operating leases
- Building, Opening costs and FFE, average
  $3.4 million
- Cash flow - $710 Thousand
- Cash returns – 21%

Unit level economics

Haru

- Leased land and building in urban locations
- Leaseholds, Opening costs and FF&E - $4.0 Million
- Cash flow - $1.5 Million
- Cash returns – 37%

Unit level economics

RA Sushi

- Leased building in strip centers and mall locations
- Leaseholds, Opening costs and FFE - $2.0 Million
- Cash flow - $593 Thousand
- Cash returns – 30%

Sushi • Bar • Restaurant

Unit economics

	Benihana	Haru	RA Sushi
Average Unit Volume	$3.280	$3,680	$2,530
Ebitdar	905	1,340	739
Cash Investment	3,400	4,000	2,000
All-in investment	4,800	6,100	3,400
Return on investment	19%	22%	22%
Return on cash investment	21%	37%	30%

Short-term expansion

New Announced Units

- Benihana Restaurants in:
  - Coral Gables, Florida - January 2006
  - Miramar, Florida - March 2006
- RA Sushi Bar & Restaurants in:
  - Houston, Texas - January 2006
  - Glenview, Illinois - May 2006
  - Lombard, Illinois - August 2006
  - Tustin, California - September 2006
  - Huntington Beach, California - December 2006
  - Palm Beach Gardens, Florida - February 2007

Selected financial information

five year summary with quarter comparison

	2001	2002	2003	2004	**2005**	Q1 2005	Q1 **2006**
Revenue	$163,243	$171,507	$189,244	$202,963	**$218,331**	$65,391	**$74,065**
Net Income	9,091	8,643	9,269	8,972	**7,820**	1,912	**4,498**
EPS	$1.20	$1.09	$0.99	$0.98	**$0.77**	$0.20	**$0.44**
Unit Count	56	62	66	71	**71**	71	**72**
Comparable sales	10.30%	2.00%	4.40%	0.10%	**7.40%**	4.50%	**9.00%**

Equity

as of 7-17-05

- Consists of two classes
  - Class A Common
    - Trades Nasdaq BNHNA
    - issued and outstanding 6,351,975 shares
  - Common
    - Trades Nasdaq BNHN
    - issued and outstanding – 2,921,479 shares

Capitalization

as of 7-17-05

- Mezzanine and Equity - $117,800,000
- Debt - Wachovia - $8,333,000
- Wachovia debt encompassing a revolver ($15 Million) and a Term Loan ($8 Million)
  - $13 Million available
  - Libor based rate, priced based upon leverage ratio (presently Libor +1%)
- Preferred Stock (Mezzanine) - $10 Million (another $10 Million issued early August for a total of $20 million)
  - Convertible at $19 per Common share

Web sites

- For More information:
  - www.benihana.com
  - www.harusushi.com
  - www.rasushi.com

Q&A